AllianceBernstein Global Value Fund

Annual Report
November 30, 2002




Alliance Capital [LOGO]
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Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




LETTER TO SHAREHOLDERS
January 24, 2003

Dear Shareholder:

This report provides the performance, market review and outlook for AllianceBernstein Global Value Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures or forward contracts.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended November 30, 2002.


INVESTMENT RESULTS*
Periods Ended November 30, 2002
                            Total Returns
                      --------------------------
                        6 Months      12 Months
                      --------------------------
AllianceBernstein
Global Value
Fund
  Class A               -14.39%        -11.10%
  Class B               -14.62%        -11.68%
  Class C               -14.60%        -11.76%

MSCI World
Index                   -13.10%        -14.92%

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


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                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 1


     The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Global Value Fund.

     Additional investment results appear on pages 5-8.


The Fund outperformed its benchmark, the MSCI World Index, for the 12-month period ended November 30, 2002. The Fund's outperformance was driven primarily by strong stock selection. While the majority of relative outperformance for the year was driven by favorable stock selection across nearly all sectors, it was particularly strong within financials and cyclicals. Within financials, the Fund's emphasis during most of the year on retail oriented banks with dominant market positions and strong balance sheets, such as Bank of America and Washington Mutual, contributed to its outperformance. Sector allocations also contributed to the Fund's positive returns for the year, primarily because of the Fund's underweight positions in telecommunications and technology.

For the six-month period ended November 30, 2002, the Fund underperformed its benchmark. This was due to sector weights that detracted from returns. The Fund's underweight in technology stocks hurt performance during the six-month period, with many technology stocks rebounding after several years of underperformance.

Market Overview

The annual period under review has been a difficult one for all markets. Expectations for corporate earnings were revised downward, as a steady flow of negative news undermined investor confidence. In the U.S., productivity growth slowed and consumer confidence fell sharply, while in Europe business sentiment also declined.

During the past 12 months, investors worried that the sluggish global economy would exert a strongly negative effect on corporate profits. There was concern that corporate governance at many companies was failing to ensure that companies acted in their shareholders' interest, and that geopolitical risks were rising sharply, including the possibility of a U.S. war with Iraq. As investors became increasingly risk-averse, bonds rallied strongly. With the fall in the equity market and a rally in bonds, the equity risk premium soared. Even with a rise in equities in the fourth quarter of 2002, the equity premium remains high. As a result, we believe that equities are more attractive relative to bonds than usual and have overweighted equities in our global portfolio.

One intriguing question remains in place however -- whether the recently uncovered accounting problems in the U.S. and resulting crisis of confidence


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2 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


could be the catalyst that reverses the long period of underperformance prior to this year by foreign markets, relative to the U.S.

Market Outlook

Opportunities continue to look favorable in overseas markets. After a long string of gains, the U.S. dollar weakened materially in 2002, adding to returns of non U.S. stocks for U.S. based investors. We continue to expect stronger relative performance from foreign markets as compared to the U.S. This follows a period of underperformance by EAFE markets, which can be largely explained by the strength of the dollar and the extended weakness of the Japanese market. Even with the market changes so far this year, EAFE remains very attractively valued relative to the U.S. market.

Portfolio Strategy

Emotionally driven short-term overreactions by investors have opened up opportunities in a number of areas. Concerns about economic growth led to attractive valuations in many cyclicals, and we have increased the Fund's exposure to this area. Similarly, the extended decline in the global stock markets increased investor aversion to the recent volatility in equity markets, offering opportunities in capital market-sensitive areas such as banks and insurance. Industries with significant exposure to the capital markets are offering compelling opportunities for value investors. We are seeing attractive valuations for a number of insurance companies, which are exposed to equity prices primarily through their investment portfolios, as well as banks that have significant investment-banking businesses. We have added companies to the Fund that we believe are in a position to deliver strong results, regardless of whether the pace of economic growth remains sluggish or accelerates modestly.

Our research has also led us to gradually reduce the Fund's underweighting of technology and telecommunications during the past 12 months. Specifically, we established a major position in the U.K.-based wireless company Vodafone, which positively contributed to the Fund's performance. This purchase represents the Fund's first holding since inception within the distressed telecommunications sector. Our research suggests there is the potential for sizable gains in some of the strongest telecommunications companies as the industry remains under pressure and consolidates.

The Fund's current portfolio continues to have characteristics typical of a deep value strategy. Encouragingly, it also consists of a group of very high quality companies that we believe have strong growth potential. Overall, this is not a market where there are compelling mispricings between styles or sectors. Instead, the Fund's emphasis on stock selection has enabled us to buy companies whose businesses and products offer the potential for rapid increases in profitability at extremely attractive valuations.


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                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 3


Thank you for your interest and investment in AllianceBernstein Global Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,

John D. Carifa
Chairman and President

Andrew S. Adelson
Senior Vice President

Kevin F. Simms
Senior Vice President

Seth J. Masters
Senior Vice President


Portfolio Managers, Andrew S. Adelson, Kevin F. Simms and Seth J. Masters, have over 52 years combined investment experience.


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4 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
GROWTH OF A $10,000 INVESTMENT
3/31/01* TO 11/30/02


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

AllianceBernstein Global Value Fund Class A: $8,209
MSCIWorld Index: $8,091


                             AllianceBernstein
                             Global Value Fund    MSCI World Index
------------------------------------------------------------------
     3/31/01*                     $ 9,579             $10,000
     11/30/01                     $ 9,234             $ 9,510
     11/30/02                     $ 8,209             $ 8,091


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/31/01* to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures stock performance in 23 developed countries.

When comparing AllianceBernstein Global Value Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Global Value Fund.


* Closest month-end to Fund's Class A share inception date of 3/29/01.


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                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 5


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30


[] AllianceBernstein Global Value Fund
[] MSCI World Index

                             [BAR CHART OMITTED]

       AllianceBernstein Global Value Fund - Yearly Periods Ended 11/30
-------------------------------------------------------------------------------
                             AllianceBernstein           MSCI
                             Global Value Fund       World Index
-------------------------------------------------------------------------------
     11/30/01*                     -3.60%               -4.90%
     11/30/02                     -11.10%              -14.92%


Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Global Value Fund.


* The Fund's return for the period ended 11/30/01 is from the Fund's inception date of 3/29/01 through 11/30/01. The benchmark's return for the period ended 11/30/01 is from 3/31/01 through 11/30/01.


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6 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES
Class A Shares
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01


PORTFOLIO STATISTICS
Net Assets ($mil): $89.4
Average Market Capitalization ($mil): $19,820


COUNTRY BREAKDOWN
[]      45.0%  United States
[]      10.4%  United Kingdom
[]       7.7%  France
[]       6.2%  Japan
[]       4.6%  Canada
[]       4.4%  Germany
[]       3.2%  Netherlands
[]       2.6%  Sweden
[]       2.4%  Italy
[]       8.3%  Other

[]       5.2%  Short-Term


SECTOR BREAKDOWN
[]      29.3%  Financial
[]      10.2%  Utilities
[]       9.2%  Consumer Cyclicals
[]       9.1%  Industrial Commodities
[]       8.3%  Capital Equipment
[]       6.7%  Technology
[]       5.6%  Energy
[]       4.3%  Consumer Growth
[]       3.0%  Construction & Housing
[]       2.9%  Consumer Staples
[]       2.4%  Telecommunications
[]       3.8%  Other

[]       5.2%  Short-Term


All data as of November 30, 2002. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Australia, Austria, Belgium, Denmark, Finland, Ireland, Spain and Switzerland. "Other" sector weightings represent less than 2% weightings in Medical, Non-Financial, Services and Transportation.


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                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 7


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
-------------------------------------------------------------------------------
                           Without Sales Charge   With Sales Charge
             1 Year               -11.10%             -14.90%
    Since Inception*               -8.78%             -11.08%

Class B Shares
-------------------------------------------------------------------------------
                           Without Sales Charge   With Sales Charge
             1 Year               -11.68%             -15.21%
    Since Inception*               -9.41%             -11.04%

Class C Shares
-------------------------------------------------------------------------------
                           Without Sales Charge   With Sales Charge
             1 Year               -11.76%             -12.64%
    Since Inception*               -9.35%              -9.35%


SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)
                                  Class A        Class B        Class C
-------------------------------------------------------------------------------
             1 Year               -18.34%        -18.63%        -16.16%
    Since Inception*              -12.05%        -12.02%        -10.42%


The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

A substantial amount of the Fund's assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Inception Date: 3/29/01 for all share classes.


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8 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


TEN LARGEST HOLDINGS
November 30, 2002

                                                                    Percent of
Company                                   U.S. $ Value              Net Assets
-------------------------------------------------------------------------------
Bank of America Corp.                      $ 3,058,992                     3.4%
Washington Mutual, Inc.                      2,655,324                     3.0
Vodafone Group Plc                           1,897,344                     2.1
Nissan Motor Co., Ltd.                       1,831,228                     2.0
Pfizer, Inc.                                 1,665,312                     1.9
Canon, Inc.                                  1,598,403                     1.8
DSM NV                                       1,594,755                     1.8
Schering-Plough Corp.                        1,497,826                     1.7
ENI SpA                                      1,437,028                     1.6
SBC Communications, Inc.                     1,433,550                     1.6
                                           $18,669,762                    20.9%


MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002
                                                           Shares
                                         --------------------------------------
Purchases                                       Bought       Holdings 11/30/02
-------------------------------------------------------------------------------
Assurances Generales de France (AGF)            25,600                  26,625
Aviva Plc                                      111,200                 118,400
Chubb Corp.                                     15,000                  20,400
General Electric Co.                            30,000                  30,000
GlaxoSmithKline Plc                             37,000                  37,000
MetLife, Inc.                                   43,000                  43,000
Nissan Motor Co., Ltd.                         230,000                 230,000
Travelers Property Casualty Corp. Cl.A          60,000                  60,000
Vodafone Group Plc                             987,000               1,000,000
Volkswagen AG                                   28,950                  30,000

Sales                                             Sold       Holdings 11/30/02
-------------------------------------------------------------------------------
Bank of America Corp.                           14,800                  43,650
British American Tobacco Plc                    67,200                  35,200
CSR, Ltd.                                      179,000                      -0-
Honda Motor Co., Ltd.                           20,200                  28,700
Merck & Co., Inc.                               35,800                      -0-
Novartis AG                                     29,750                      -0-
Royal Bank of Scotland Group Plc                30,500                  13,250
Verizon Communications, Inc.                    36,600                      -0-
Wachovia Corp.                                  16,000                  17,500
Wolseley Plc                                    63,600                  33,400


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                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 9


PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.5%
United States Investments-45.8%
Financial-15.4%
Life Insurance-1.7%
Jefferson-Pilot Corp.                            10,000      $   381,500
MetLife, Inc.                                    43,000        1,154,120
                                                             ------------
                                                               1,535,620

Major Regional Banks-4.6%
Bank of America Corp.                            43,650        3,058,992
FleetBoston Financial Corp.                      12,250          332,342
National City Corp.                               2,750           76,450
Wachovia Corp.                                   17,500          615,125
                                                             ------------
                                                               4,082,909

Multi-Line Insurance-1.5%
Aetna, Inc.                                      12,750          481,313
CIGNA Corp.                                       5,000          217,650
Health Net, Inc.(a)                              23,200          598,792
                                                             ------------
                                                               1,297,755

Property / Casualty Insurance-3.1%
Chubb Corp.                                      20,400        1,195,440
Travelers Property Casualty Corp. Cl.A(a)        60,000          957,000
XL Capital Ltd. Cl.A                              8,000          661,920
                                                             ------------
                                                               2,814,360

Savings & Loan-3.4%
Federal National Mortgage Association             5,100          321,555
Golden West Financial Corp.                       1,375           95,150
Washington Mutual, Inc.                          73,800        2,655,324
                                                             ------------
                                                               3,072,029

Miscellaneous-1.1%
Lehman Brothers Holdings, Inc.                   10,500          644,700
Morgan Stanley Dean Witter & Co.                  7,500          339,300
                                                             ------------
                                                                 984,000
                                                             ------------
                                                              13,786,673

Utilities-8.3%
Electric Companies-3.5%
Ameren Corp.                                     19,800          818,730
American Electric Power Co., Inc.                28,550          811,391
Entergy Corp.                                    10,000          437,300
PPL Corp.                                        18,200          606,060
Sempra Energy                                    18,000          417,060
                                                             ------------
                                                               3,090,541


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10 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Telephone-4.8%
BellSouth Corp.                                  37,900      $ 1,053,620
Qwest Communications International, Inc.(a)     236,100        1,142,724
SBC Communications, Inc.                         50,300        1,433,550
Sprint Corp.                                     46,000          670,680
                                                             ------------
                                                               4,300,574
                                                             ------------
                                                               7,391,115

Consumer Growth-4.3%
Drugs-4.1%
Bristol-Myers Squibb Co.                         18,000          477,000
Pfizer, Inc.                                     52,800        1,665,312
Schering-Plough Corp.                            66,100        1,497,826
                                                             ------------
                                                               3,640,138

Publishing-Newspapers-0.2%
New York Times Co. Cl.A                           5,000          240,200
                                                             ------------
                                                               3,880,338

Technology-3.7%
Communication-Equipment
Manufactures-1.3%
Corning, Inc.(a)                                114,500          507,235
Tellabs, Inc.(a)                                 79,100          701,617
                                                             ------------
                                                               1,208,852

Computers-1.2%
Hewlett-Packard Co.                              54,200        1,055,816

Computer Services/Software-0.4%
Oracle Corp.(a)                                  27,800          337,770

Miscellaneous Industrial Technology-0.5%
Arrow Electronics, Inc.(a)                       15,000          241,950
Avnet, Inc.                                      11,125          157,419
Solectron Corp.(a)                                3,830           17,694
                                                             ------------
                                                                 417,063

Semi-Conductors-0.3%
Intel Corp.                                      12,200          254,736
                                                             ------------
                                                               3,274,237

Industrial Commodities-3.5%
Chemicals-1.5%
Dow Chemical Co.                                 29,900          953,810
Eastman Chemical Co.                              9,300          363,909
                                                             ------------
                                                               1,317,719

Paper-2.0%
International Paper Co.                          21,700          851,725
MeadWestvaco Corp.                               25,649          642,251
Temple-Inland, Inc.                               7,000          343,350
                                                             ------------
                                                               1,837,326
                                                             ------------
                                                               3,155,045


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                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-3.0%
Autos & Auto Parts-0.4%
Dana Corp.                                        1,550      $    20,925
Lear Corp.(a)                                     9,700          355,893
                                                             ------------
                                                                 376,818

Household - Appliances/Durables-1.0%
Whirlpool Corp.                                  16,850          906,193

Retailers-1.6%
May Department Stores Co.                        14,900          364,454
Office Depot, Inc.(a)                            42,000          743,820
Sears, Roebuck & Co.                              9,700          268,690
                                                             ------------
                                                               1,376,964
                                                             ------------
                                                               2,659,975

Consumer Staples-2.0%
Retail Stores-Food-0.5%
Safeway, Inc.                                    20,400          485,112

Tobacco-1.5%
Philip Morris Cos., Inc.                         35,250        1,329,630
                                                             ------------
                                                               1,814,742

Energy-1.8%
Oils - Integrated Domestic-1.8%
Amerada Hess Corp.                                1,300           72,800
ConocoPhillips                                   12,775          610,773
Occidental Petroleum Corp.                       19,250          536,112
Valero Energy Corp.                              13,000          415,610
                                                             ------------
                                                               1,635,295

Capital Equipment-1.7%
Electrical Equipment-1.7%
Cooper Industries, Ltd. Cl.A                     19,600          745,192
General Electric Co.                             30,000          813,000
                                                             ------------
                                                               1,558,192

Non-Financial-1.1%
Building Materials-Cement-0.4%
Vulcan Materials Co.                             10,000          377,400

Home Building-0.7%
Pulte Homes, Inc.                                12,600          591,444
                                                             ------------
                                                                 968,844

Services-1.0%
Railroads-1.0%
Burlington Northern Santa Fe Corp.               16,600          420,478
Norfolk Southern Corp.                           21,800          430,114
                                                             ------------
                                                                 850,592

Total United States Investments
  (cost $47,177,036)                                          40,975,048


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12 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foreign Investments-50.7%
Australia-1.8%
Australia and New Zealand Banking
Group, Ltd.                                      71,300      $   750,649
BHP Billiton, Ltd.                              121,300          687,800
National Australia Bank, Ltd.                     9,677          177,571
                                                             ------------
                                                               1,616,020

Austria-0.5%
OMV AG                                            5,200          468,503

Belgium-0.9%
Agfa Gevaert NV                                  26,000          527,906
Delhaize Le Lion SA                              14,100          260,796
                                                             ------------
                                                                 788,702

Canada-4.6%
Bank Nova Scotia                                 42,866        1,344,799
Bank of Montreal                                  4,808          122,857
BCE, Inc.                                        33,249          605,338
CP Railway, Ltd.                                  6,000          122,231
Magna International, Inc. Cl.A                   15,281          835,018
Nortel Networks Corp.(a)                        230,300          456,069
Quebecor World                                   10,500          232,819
Talisman Energy, Inc.                            12,200          424,670
                                                             ------------
                                                               4,143,801

Denmark-0.5%
Danske Bank A/S                                  25,000          417,999

Finland-1.4%
Fortum Oyj                                      112,000          643,055
Stora Enso Oyj                                   47,600          581,586
                                                             ------------
                                                               1,224,641

France-7.9%
Arcelor(a)                                       83,600        1,096,181
Assurances Generales de France (AGF)             26,625          989,153
BNP Paribas, SA                                  28,700        1,168,874
Compagnie de Saint-Gobain                        40,840        1,232,062
PSA Peugeot Citroen                              27,940        1,258,652
Societe Generale                                 18,450        1,037,325
Total Fina Elf, SA                                1,800          241,563
                                                             ------------
                                                               7,023,810

Germany-4.5%
Altana AG                                        12,500          560,746
AMB Generali Holding AG                          11,375          697,170
Heidelberger Zement AG                           16,115          585,886
Merck KGaA                                       10,400          260,957
Siemens AG                                       13,800          676,775
Volkswagen AG                                    30,000        1,212,880
                                                             ------------
                                                               3,994,414


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 13


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Ireland-1.5%
Allied Irish Banks Plc                           24,252      $   339,197
Bank of Ireland                                  90,400          979,705
                                                             ------------
                                                               1,318,902

Italy-2.5%
ENI SpA                                          98,950        1,437,028
IntesaBci SpA                                   250,000          545,101
Parmalat Finanziaria SpA                        100,000          239,397
                                                             ------------
                                                               2,221,526

Japan-6.3%
Canon, Inc.                                      42,000        1,598,403
Honda Motor Co., Ltd.                            28,700        1,080,548
Nippon Meat Packers, Inc.                        26,000          232,434
Nissan Motor Co., Ltd.                          230,000        1,831,228
Promise Co., Ltd.                                 3,500          128,922
Takefuji Corp.                                   14,600          799,543
                                                             ------------
                                                               5,671,078

Netherlands-3.3%
ABN AMRO Holding NV                              25,111          430,533
DSM NV                                           35,440        1,594,755
Hagemeyer NV                                     35,354          287,273
Royal Dutch Petroleum Co.                         7,150          312,792
Wolters Kluwer NV                                16,945          301,298
                                                             ------------
                                                               2,926,651

Spain-1.6%
Arcelor(a)                                          933           11,863
Banco Santander Central Hispano, SA              11,700           83,680
Grupo Dragados, SA                               39,800          628,611
Iberdrola, SA                                    50,700          655,724
Telefonica, SA(a)                                 6,866           69,840
                                                             ------------
                                                               1,449,718

Sweden-2.6%
Autoliv, Inc.                                    29,500          656,842
Electrolux AB                                    13,400          239,281
Nordea AB                                        74,200          362,322
Svenska Cellulosa AB                             31,000        1,072,948
                                                             ------------
                                                               2,331,393

Switzerland-0.3%
Swiss Reinsurance                                 4,105          306,684

United Kingdom-10.5%
Aviva Plc                                       118,400        1,009,984
BHP Billiton Plc                                 16,177           85,790
British American Tobacco Plc                     35,200          317,510
BT Group Plc                                     75,000          244,944
Electrocomponents Plc                            22,000          119,751
GlaxoSmithKline Plc                              37,000          692,235


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group Plc        351,600      $   805,176
Royal Bank of Scotland Group Plc                 13,250          339,593
Safeway Plc(a)                                  399,059        1,352,944
Shell Transport & Trading Co. Plc                87,400          566,805
Six Continents Plc                              118,000        1,036,852
Vodafone Group Plc                            1,000,000        1,897,344
Whitbread Plc                                    76,500          674,576
Wolseley Plc                                     33,400          283,613
                                                             ------------
                                                               9,427,117

Total Foreign Investments
  (cost $49,065,722)                                          45,330,959

Total Common Stocks
  (cost $96,242,758)                                          86,306,007

SHORT-TERM INVESTMENT-5.3%
Time Deposit-5.3%
State Street Euro Dollar
  0.75%, 12/02/02
  (cost $4,700,000)                              $4,700        4,700,000

Total Investments-101.8%
  (cost $100,942,758)                                         91,006,007
Other assets less liabilities-(1.8%)                          (1,585,516)

Net Assets-100%                                              $89,420,491


FINANCIAL FUTURES CONTRACTS(b)

                                                                    Value at
                Number of               Expiration     Original   November 30,    Unrealized
    Type        Contracts   Position       Month        Value         2002       Appreciation
-------------   ---------   --------   -------------   --------   ------------   ------------
EURO STOXX 50       9         Long     December 2002   $222,759     $235,840       $13,081


(a)  Non-income producing security.

(b) A portion of the foreign cash (in the amount of US$ 80,461) included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at November 30, 2002.

     See notes to financial statements.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 15


STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $100,942,758)           $ 91,006,007
Cash                                                                       835
Foreign cash, at value (cost $817,314)                                 815,042
Dividends and interest receivable                                      189,882
Receivable for investment securities sold                              180,583
Receivable for shares of beneficial interest sold                      140,826
Foreign taxes receivable                                                24,191
Total assets                                                        92,357,366

Liabilities
Payable for investment securities purchased                          2,771,289
Advisory fee payable                                                    37,314
Distribution fee payable                                                 6,559
Payable for shares of beneficial interest redeemed                       4,206
Payable for variation margin on futures contracts                        4,023
Accrued expenses                                                       113,484
Total liabilities                                                    2,936,875
Net Assets                                                        $ 89,420,491

Composition of Net Assets
Paid-in capital                                                   $103,697,268
Undistributed net investment income                                    626,935
Accumulated net realized loss on investment
  and foreign currency transactions                                 (4,977,964)
Net unrealized depreciation of investments
  and foreign currency denominated assets
and liabilities                                                     (9,925,748)
                                                                  $ 89,420,491

Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($8,891,862 / 1,037,943 shares of beneficial interest
  issued and outstanding)                                                $8.57
Sales charge--4.25% of public offering price                               .38
Maximum offering price                                                   $8.95

Class B Shares
Net asset value and offering price per share
  ($3,672,722 / 433,720 shares of beneficial interest
  issued and outstanding)                                                $8.47

Class C Shares
Net asset value and offering price per share
  ($2,128,583 / 251,141 shares of beneficial interest
  issued and outstanding)                                                $8.48

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($74,727,324 / 8,692,049 shares of beneficial interest
  issued and outstanding)                                                $8.60


See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes
  withheld of $86,223)                          $  1,524,965
Interest                                              62,845      $  1,587,810

Expenses
Advisory fee                                         635,223
Distribution fee--Class A                             21,853
Distribution fee--Class B                             29,073
Distribution fee--Class C                             15,791
Custodian                                            170,701
Administrative                                       138,000
Registration fees                                     59,047
Audit and legal                                       55,985
Transfer agency                                       55,923
Amortization of offering expenses                     39,334
Printing                                              36,999
Trustees' fees and expenses                           24,807
Miscellaneous                                         10,709
Total expenses                                     1,293,445
Less: expense waived and reimbursed
  by the Adviser (see Note B)                       (420,713)
Net expenses                                                           872,732
Net investment income                                                  715,078

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           (3,931,818)
  Futures contracts                                                 (1,042,190)
  Foreign currency transactions                                        (85,467)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (9,546,858)
  Futures contracts                                                      7,056
  Foreign currency denominated assets
    and liabilities                                                     (8,049)
Net loss on investment and foreign
  currency transactions                                            (14,607,326)
Net Decrease in Net Assets
  from Operations                                                 $(13,892,248)


See notes to financial statements.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 17


STATEMENT OF CHANGES
IN NET ASSETS

                                                                    March 29,
                                                 Year Ended          2001(a)
                                                 November 30,    to November 30,
                                                    2002              2001
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                     $   715,078       $   (20,465)
Net realized gain (loss) on investment
and foreign currency transactions                 (5,059,475)            2,558
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                          (9,547,851)         (377,897)
Net decrease in net assets from
  operations                                     (13,892,248)         (395,804)

Transactions in Shares of
Beneficial Interest
Net increase                                      92,684,520        10,999,023
Total increase                                    78,792,272        10,603,219

Net Assets
Beginning of period                               10,628,219            25,000
End of period (including undistributed net
  investment income of $626,935 at
  November 30, 2002)                             $89,420,491       $10,628,219


(a)  Commencement of operations.
     See notes to financial statements.


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTEA
Significant Accounting Policies
AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the "Fund") . The Fund commenced operations on March 29, 2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 19


traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses
Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $120,685 have been fully amortized on a straight-line basis over a one year period through March, 2002.

5. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the exdividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001 under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses.

Effective March 21, 2002, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of aver-


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 21


age daily net assets for Class B shares and Class C shares and 1.20% of average daily net assets for Advisor Class shares. For the year ended November 30, 2002, such reimbursement amounted to $282,713 of which $39,334 is subject to repayment in subsequent periods, but no later than March 27, 2004.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2002, the Adviser agreed to waive its fees. Such waiver amounted to $138,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended November 30, 2002, such fees amounted to $30,947.

For the year ended November 30, 2002, the Fund's expenses were reduced by $100 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $51,922 from the sale of Class A shares and $904, $7,619 and $25,991 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $198,845, of which $55,946 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $300,427 and $194,327 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


securities (excluding short-term investments and U.S. government securities) aggregated $106,322,200 and $16,743,896, respectively, for the year ended November 30, 2002. There were purchases of $351,381 and sales of $63,515 of U.S. government and government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $100,949,536. Accordingly, gross unrealized appreciation of investments was $2,628,261 and gross unrealized depreciation of investments was $12,571,790, resulting in net unrealized depreciation of $9,943,529, excluding futures contracts and foreign currency transactions.

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a future contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a Foreign Currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at November 30, 2002.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 23


NOTE E
Distributable Earnings
As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $    626,935
Accumulated capital and other losses                            (4,971,186)(a)
Unrealized appreciation/(depreciation)                          (9,932,526)(b)
Total accumulated earnings/(deficit)                          $(14,276,777)

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $4,971,186 of which $1,254 expires in the year 2009 and $4,969,932 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE F
Shares of Beneficial Interest
There is an unlimited number of shares of beneficial interest authorized, without par value , divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                                Shares                               Amount
                    --------------------------------  ---------------------------------
                      Year Ended   March 29, 2001(a)   Year Ended     March 29, 2001(a)
                     November 30,   to November 30,    November 30,    to November 30,
                         2002            2001              2002             2001
                     ------------  -----------------  --------------  -----------------
Class A
Shares sold              648,097         731,647       $  5,844,497     $  7,348,549
Shares converted
  from Class B             1,202              -0-            10,293               -0-
Shares redeemed         (225,850)       (119,633)        (1,913,401)      (1,210,362)
Net increase             423,449         612,014       $  3,941,389     $  6,138,187

Class B
Shares sold              368,677         209,045       $  3,356,371     $  2,072,899
Shares converted
  to Class A              (1,213)             -0-           (10,293)              -0-
Shares redeemed         (133,552)         (9,247)        (1,186,564)         (92,149)
Net increase             233,912         199,798       $  2,159,514     $  1,980,750


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                                Shares                               Amount
                    --------------------------------  ---------------------------------
                      Year Ended   March 29, 2001(a)   Year Ended     March 29, 2001(a)
                     November 30,   to November 30,    November 30,    to November 30,
                         2002            2001              2002             2001
                     ------------  -----------------  --------------  -----------------
Class C
Shares sold              235,297         119,347       $  2,183,888     $  1,193,303
Shares redeemed          (87,994)        (15,519)          (774,454)        (148,737)
Net increase             147,303         103,828       $  1,409,434     $  1,044,566

Advisor Class
Shares sold            9,669,674         224,494       $ 95,415,073     $  2,206,400
Shares redeemed       (1,163,188)        (38,931)       (10,240,890)        (370,880)
Net increase           8,506,486         185,563       $ 85,174,183     $  1,835,520

(a)  Commencement of operations.


NOTE G
Concentration of Risk
Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                   Class A
                                         -------------------------
                                                Year     March 29,
                                               Ended   2001(a) to
                                         November 30, November 30,
                                                2002         2001
                                         -------------------------
Net asset value, beginning of period          $ 9.64       $10.00

Income From Investment Operations
Net investment income (loss)(b)(c)               .05         (.02)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (1.12)        (.34)
Net decrease in net asset value from
  operations                                   (1.07)        (.36)
Net asset value, end of period                $ 8.57       $ 9.64

Total Return
Total investment return based on net
  asset value(d)                              (11.10)%      (3.60)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $8,892       $5,923
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.76%        2.44%(e)
  Expenses, before waivers/reimbursements       2.59%        8.10%(e)
  Net investment income (loss)(c)                .56%        (.27)%(e)
Portfolio turnover rate                           28%          14%


See footnote summary on page 29.


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  Class B
                                         -------------------------
                                                Year     March 29,
                                               Ended   2001(a) to
                                         November 30, November 30,
                                                2002         2001
                                         -------------------------
Net asset value, beginning of period          $ 9.59       $10.00

Income From Investment Operations
Net investment loss(b)(c)                       (.01)        (.06)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (1.11)        (.35)
Net decrease in net asset value from
  operations                                   (1.12)        (.41)
Net asset value, end of period                $ 8.47       $ 9.59

Total Return
Total investment return based on net
  asset value(d)                              (11.68)%      (4.10)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $3,673       $1,916
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.45%        3.14%(e)
  Expenses, before waivers/reimbursements       3.29%       11.12%(e)
  Net investment loss(c)                        (.09)%       (.91)%(e)
Portfolio turnover rate                           28%          14%


See footnote summary on page 29.


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                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 27



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  Class C
                                         -------------------------
                                                Year     March 29,
                                               Ended   2001(a) to
                                         November 30, November 30,
                                                2002         2001
                                         -------------------------
Net asset value, beginning of period          $ 9.61       $10.00

Income From Investment Operations
Net investment loss(b)(c)                         -0-        (.06)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (1.13)        (.33)
Net decrease in net asset value from
  operations                                   (1.13)        (.39)
Net asset value, end of period                $ 8.48       $ 9.61

Total Return
Total investment return based on net
  asset value(d)                              (11.76)%      (3.90)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $2,129         $997
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.40%        3.15%(e)
  Expenses, before waivers/reimbursements       3.16%       12.33%(e)
  Net investment loss(c)                        0.00%        (.89)%(e)
Portfolio turnover rate                           28%          14%


See footnote summary on page 29.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                               Advisor Class
                                         -------------------------
                                                Year     March 29,
                                               Ended   2001(a) to
                                         November 30, November 30,
                                                2002         2001
                                         -------------------------
Net asset value, beginning of period          $ 9.65       $10.00

Income From Investment Operations
Net investment income (loss)(b)(c)               .12         (.01)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (1.17)        (.34)
Net decrease in net asset value from
  operations                                   (1.05)        (.35)
Net asset value, end of period                $ 8.60       $ 9.65

Total Return
Total investment return based on net
  asset value(d)                              (10.88)%      (3.50)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $74,727       $1,791
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.23%        2.10%(e)
  Expenses, before waivers/reimbursements       1.85%        9.39%(e)
  Net investment income (loss)(c)               1.31%        (.13)%(e)
Portfolio turnover rate                           28%          14%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total Return does not reflect the deduction of taxes that a shareholderwould pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 29


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Trustees of
AllianceBernstein Trust
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund"), as of November 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund at November 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.



New York, New York
January 20, 2003


TAX INFORMATION
(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2002 is $79,512. The foreign source income for information reporting purposes is $833,392.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2003.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings
Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity
Another term for stock.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation
The process of determining the value of an asset or company.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 31


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 9/30/02.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o Automatic Reinvestment
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o Automatic Investment Program
Build your investment account by having money automatically transferred from your bank account on a regular basis.

o Dividend Direction Plans
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o Auto Exchange
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o Systematic Withdrawals
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o E-Statements and Electronic Delivery
Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o A Choice of Purchase Plans
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o Telephone Transaction
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o Alliance Answer: 24-Hour Information
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 33


BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Andrew S. Adelson, Senior Vice President
Kevin F. Simms, Senior Vice President
Seth J. Masters, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02118


(1)  Member of the Audit Committee.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


MANAGEMENT OF THE FUND

Trustees Information
The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                     PORTFOLIOS
                                                                                     IN FUND             OTHER
NAME, AGE OF TRUSTEE,             PRINCIPAL                                          COMPLEX             DIRECTORSHIPS
ADDRESS                           OCCUPATION(S)                                      OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS                                TRUSTEE             TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE**
John D. Carifa, **, 57            President, Chief Operating Officer and a           114                 None
1345 Avenue of the Americas       Director of Alliance Capital Management
New York, NY 10105                Corporation ("ACMC"), with which he
(2)                               has been associated with since prior to 1998.

DISINTERESTED TRUSTEES
Ruth Block, #+, 72                Formerly an Executive Vice President and           93                  None
P.O. Box 4623                     Chief Insurance Officer of The Equitable
Stamford, CT 06903                Life Assurance Society of the United
(2)                               States; Chairman and Chief Executive
                                  Officer of Evlico. Formerly a Director
                                  of Avon, BP Amoco Corporation,
                                  Ecolab, Inc., Tandem Financial Group
                                  and Donaldson, Lufkin & Jenrette
                                  Securities Corporation.

David H. Dievler, #+, 73          Independent Consultant. Until December             98                  None
P.O. Box 167                      1994, Senior Vice President of ACMC
Spring Lake, NJ 07762             responsible for mutual fund administration.
(2)                               Prior to joining ACMC in 1984, Chief
                                  Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that,
                                  Senior Manager at Price Waterhouse &
                                  Co. Member of the American Institute
                                  of Certified Public Accountants since 1953.

John H. Dobkin, #+, 60            Consultant. Formerly a Senior Advisor              94                  None
P.O. Box 12                       from June 1999-June 2000 and
Annandale, NY 12504               President (December 1989-May 1999)
(2)                               of Historic Hudson Valley (historic
                                  preservation). Previously, Director of
                                  the National Academy of Design and
                                  during 1988-92, Director and Chairman
                                  of the Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70     Investment Adviser and Independent                 110                 None
2 Sound View Drive                Consultant. Formerly Senior Manager of
Suite 100                         Barrett Associates, Inc., a registered
Greenwich, CT 06830               investment adviser, with which he had been
(2)                               associated since prior to 1998. Formerly
                                  Deputy Comptroller of the State of New
                                  York and, prior thereto, Chief Investment
                                  Officer of the New York Bank for Savings.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 35


                                                                                     PORTFOLIOS
                                                                                     IN FUND             OTHER
NAME, AGE OF TRUSTEE,             PRINCIPAL                                          COMPLEX             DIRECTORSHIPS
ADDRESS                           OCCUPATION(S)                                      OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS                                TRUSTEE             TRUSTEE
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Clifford L. Michel, #+,  63       Senior Counsel of the law firm of Cahill           93                  Placer Dome
15 St. Bernard's Road             Gordon & Reindel, since February 2001                                  Inc.
Gladstone, NJ 07934               and a partner of that firm for more than
(2)                               25 years prior thereto. President and
                                  Chief Executive Officer of Wenonah
                                  Development Company (Investments) and
                                  a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68        Senior Counsel of the law firm of Orrick,          92                  None
98 Hell's Peak Road               Herrington & Sutcliffe LLP since prior
Weston, VT 05161                  to 1998. Formerly a senior partner and
(2)                               a member of the Executive Committee
                                  of that firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and a Trustee of the
                                  Museum of the City of New York.


*    There is no stated term of office for the Fund's Trustees.

**   Mr. Carifa is an "interested trustee", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#    Member of the Audit Committee.

+    Member of the Nominating Committee.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Officer Information
Certain information concerning the Fund's Officers is listed below.

<CAPTION
                            Principal Position(s)     Principal Occupation
Name, Address* and Age      Held with Fund            During Past 5 Years
------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42      Senior Vice President     Executive Vice President of Alliance
                                                      Capital Management Corporation
                                                      ("ACMC")**, with which she has been
                                                      associated since prior to 1998.

Marilyn G. Fedak, 56        Senior Vice President     Executive Vice President and Chief
                                                      Investment Officer - U.S. Value Equities
                                                      of ACMC** since October 2000. Prior
                                                      thereto, she was Chief Investment Officer
                                                      and Chairman of the U.S. Equity
                                                      Investment Policy Group at Sanford C.
                                                      Bernstein & Co., Inc. ("Bernstein")**
                                                      since prior to 1998.

Steven Pisarkiewicz, 53     Senior Vice President     Senior Vice President, Senior Portfolio
                                                      Manager and chairman of the Structured
                                                      Equities Investment Policy Group of
                                                      ACMC's** Bernstein Investment
                                                      Research and Management unit since
                                                      October 2000. Prior thereto, he was
                                                      employed by Bernstein** as managing
                                                      director of financial advisors and
                                                      managing director of Institutional
                                                      Services since prior to 1998.

Andrew S. Adelson, 47       Senior Vice President     Executive Vice President and Chief
                                                      Investment Officer of Global Value
                                                      Equities of ACMC** since October 2000.
                                                      Prior thereto, he was the Chief
                                                      Investment Officer of International
                                                      Investment Management Services at
                                                      Bernstein** since prior to 1998.

Seth J. Masters, 43         Senior Vice President     Senior Vice President and Chief
                                                      Investment Officer for Global,
                                                      International and  Emerging Markets
                                                      Investment Policy Group at ACMC**,
                                                      with which he has been associated since
                                                      October 2000. Prior thereto, he was
                                                      employed at Bernstein** since prior to
                                                      1998.

Kevin F. Simms, 36          Senior Vice President     Senior Vice President and the Director of
                                                      Research for International Value and
                                                      Global Value Equities at ACMC** since
                                                      prior to 1998.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 37


<CAPTION
                            Principal Position(s)     Principal Occupation
Name, Address* and Age      Held with Fund            During Past 5 Years
------------------------------------------------------------------------------------------------
Joseph G. Paul, 42          Senior Vice President     Senior Vice President of ACMC** and
                                                      Chief Investment Officer - Small Cap
                                                      Value Equities since 2002. He is also Chief
                                                      Investment Officer of Advanced Value at
                                                      ACMC since October 2000 and held the
                                                      same position at Bernstein** since prior
                                                      to 1998.
Ranji H. Nagaswami, 39      Senior Vice President     Senior Vice President of ACMC** since
                                                      1999. Prior thereto, she was a managing
                                                      director and co-head of U.S. Fixed
                                                      Income at UBS Brinson since prior to
                                                      1998.
Edmund P. Bergan, Jr., 52   Secretary                 Senior Vice President and General
                                                      Counsel of Alliance Fund Distributors,
                                                      Inc. ("AFD") ** and Alliance Global
                                                      Investor Services Inc. ("AGIS"), ** with
                                                      which he has been associated since prior
                                                      to 1998.
Mark D. Gersten, 52         Treasurer and Chief       Senior Vice President of AGIS**, and a
                            Financial Officer         Vice President of AFD**, with which he
                                                      has been associated since prior to 1998.
Vincent S. Noto, 38         Controller                Vice President of AGIS**, with which he
                                                      has been associated since prior to 1998.


* The address for each of the Fund's Officers, is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, Bernstein, AFD and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

**   Alliance North American Government Income Trust changed its name to
Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 39


NOTES




-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTES




-------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 41




AllianceBernstein Global Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672





Alliance Capital [LOGO]
The Investment Professional's Choice


R These registered service marks used under license from the owner, Alliance Capital
Management L.P.



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